EXHIBIT 99.2

COLUMBUS SILVER CORPORATION

4% PROMISSORY NOTE DUE DECEMBER 31, 2012

US$200,000.00	Albuquerque, New Mexico	January 27, 2011

     FOR VALUE RECEIVED, Columbus Silver Corporation, a corporation existing under the Business Corporations Act (British Columbia) (“Maker”) hereby promises to pay to Santa Fe Gold Corporation, a Delaware corporation (“Holder”) or its successors and assigns the principal sum of Two Hundred Thousand Dollars ($200,000.00), together with interest on the unpaid principal balance from time to time remaining in accordance with the following terms:

               1. Interest and Principal Payments; Redemption.

     1.1 Principal and Interest. Simple interest on the outstanding principal amount hereof shall accrue at the rate of four percent (4%) per annum. On December 31, 2012, the outstanding principal amount and all accrued and compounded interest shall be due and payable.

     Interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed, to the extent permitted by applicable law.

     1.2 Rationale for Note. This Note is given in connection with a Memorandum of Understanding between the Maker and the Holder dated September 23, 2010 (the “MOU”), under which the Maker and the Holder set out their understanding for completing a business combination (the “Transaction”).

     1.3 Payment in Shares. In the event that either party to the MOU informs the other that it will not proceed with the transaction, either the Maker or the Holder will have the ability, by providing written notice to the other, to require that the Maker apply to the TSX Venture Exchange (the “Exchange”) to have the entire outstanding principal amount and accrued and unpaid interest of this Note paid in common shares of the Maker (“Shares”) pursuant to Exchange Policy 4.3 Shares for Debt, or its successor policy or instrument (collectively, the “Policy”). In the event that either the Maker or Holder makes such election, the Maker agrees to make such application to the Exchange as soon as practicable after receipt thereof. Maker agrees that in the event an application is required hereunder to be made to the Exchange, that the Maker will base the price per Share to be converted hereunder in the application at the Market Price (as defined below) of the Shares for the twenty (20) trading days immediately preceding the date on which the application is made to the Exchange. In the event that such Market Price is unacceptable to the Exchange, the Maker will apply to the Exchange for the lowest permissible price per Share under the Policy. As used herein, “Market Price” shall mean the arithmetic average of the volume weighted average trading price per share of Shares on such date or for such period on as reported by the Exchange, or any successor performing similar functions.

               2. Events of Defaults. If any of the events specified in this Section 2 shall occur (herein individually referred to as an “Event of Default”), Holder of this Note may declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to Maker:

     2.1 Default in the payment of the principal or interest of this Note when due and payable if such default is not cured by Maker within three (3) days after Holder has given Maker written notice of such default;

     2.2 The institution by Maker of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of Maker, or of any substantial part of its property, or the making by it of assignment for the benefit of creditors; or

     2.3 If, within sixty (60) days after the commencement of an action against Maker (and service of process in connection therewith on Maker) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of Maker or all orders or proceedings thereunder affecting the operations or the business of Maker stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of Maker of any trustee, receiver or liquidator of Maker or of all or any substantial part of the properties of Maker, such appointment shall not have been vacated; or

     2.4 Maker or any subsidiary of Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or Maker or any subsidiary of Maker shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or Maker or any subsidiary of Maker shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing or any of the actions described in Sections 2.2 or 2.3; or any corporate or other action is taken by Maker or any subsidiary of Maker for the purpose of effecting any of the foregoing or any of the actions described in Sections 2.2 or 2.3; or

     2.5 Any declared default of Maker or any or its subsidiaries under any indebtedness that gives the holder thereof the right to accelerate such indebtedness, and such indebtedness is in fact accelerated by such holder.

               3. General

               3.1 Notices.

Any notice, direction, request or other communication required or contemplated by any provision of this Note will be given in writing and will be given by delivering or faxing same to the Holder or the Maker, as the case may be, as follows:

(a)	To the Holder at:

1128 Pennsylvania NE, Suite 200 Albuquerque, New Mexico 87110 Fax: 505-255-4851

Attention: CEO

(b)	To the Maker at:

Columbus Silver Corporation Suite 307 - 475 Howe Street Vancouver, BC
V6C 2B3, Canada Fax: 604-671-0971
Attention: CEO

Any such notice, direction, request or other communication will be deemed to have been given or made on the date on which it was delivered or, in the case of fax, on the next Business Day after receipt of transmission. Either party may change its fax number or address for service from time to time by written notice in accordance with this section. As used herein, “Business Day” means every day other than a Saturday, Sunday, or any day which shall be a federal legal holiday in the United States or a day on which banking institutions are authorized or required by law or other government action to close.

     3.2 Renounciation. Maker hereby renounces and waives grace, presentment, protest, notice of every type, including, without limitation, notice of default, notice of intention to accelerate, notice of acceleration, and notice of protest, and consents that time of payment may be extended without notice.

     3.3 Waiver. This Note evidences the payment obligations of Maker to Holder. No failure on the part of Holder to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, privilege or remedy under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, privilege or remedy under this Note preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. Any waiver by Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. Any waiver must be in writing.

     3.4 Successors and Assigns. This Note shall be binding upon, and inure to the benefit of, Maker and Holder and their respective successors and assigns. Maker may not assign its rights or obligations under this Note without the prior written consent of Holder.

     3.5 Severability. If one or more provisions of this Note are held to be invalid, illegal or unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of this Note shall be interpreted as if such provision(s) were so excluded and shall otherwise be enforceable in accordance with its terms, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     3.6 Usury. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. Maker covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive Maker from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and Maker (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

     3.7 Governing Law. This Note shall be governed by the substantive laws of the State of Delaware, without regard to principles of conflicts of laws, and shall be performable in Albuquerque, New Mexico.

     3.8 Lost or Mutilated. If this Note is mutilated, lost, stolen or destroyed, Maker shall execute and deliver, in exchange and substitution for and upon cancellation of the mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to Maker.

     3.9 Direct Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligations of Maker, which are absolute and unconditional, to pay the principal of, interest and other charges (if any) on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct obligation of Maker.

     3.10 Business Day. Whenever any payment or other obligation hereunder shall be due or occurs on a day other than a Business Day (as defined herein), such payment, obligation, or occurrence shall be made or deemed to be made (as the case may be) on the next succeeding Business Day.

IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first above written.

MAKER:

COLUMBUS SILVER CORPORATION

By:	/S/ ROBERT GIUSTRA
ROBERT GIUSTRA
Name:

Title:	PRESIDENT & CEO

Date:	JANUARY 27, 2011